EXHIBIT 14

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and Chief Tax Officer of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity—F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
WRL Series Annuity Account B	Janus Annuity	33-63246
Separate Account VA AA	WRL Freedom Advisor	333-145461

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2011.

/s/ Arthur C. Schneider
Arthur C. Schneider Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Chairman of the Board and President of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity—F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
WRL Series Annuity Account B	Janus Annuity	33-63246
Separate Account VA AA	WRL Freedom Advisor	333-145461

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2011.

/s/ Brenda K. Clancy
Brenda K. Clancy Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Executive Officer of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity—F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
WRL Series Annuity Account B	Janus Annuity	33-63246
Separate Account VA AA	WRL Freedom Advisor	333-145461

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2011.

/s/ Charles T. Boswell
Charles T. Boswell Director and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Corporate Controller and Senior Vice President of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Shane E. Daly and Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity—F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
WRL Series Annuity Account B	Janus Annuity	33-63246
Separate Account VA AA	WRL Freedom Advisor	333-145461

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2011.

/s/ Eric J. Martin
Eric J. Martin Corporate Controller and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Division Chief Operating Officer-Life & Protection of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity—F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
WRL Series Annuity Account B	Janus Annuity	33-63246
Separate Account VA AA	WRL Freedom Advisor	333-145461

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2011.

/s/ John Hunter
John Hunter Director and Division Chief Operating Officer- Life & Protection

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Treasurer and Vice President of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Shane E. Daly and Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity—F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
WRL Series Annuity Account B	Janus Annuity	33-63246
Separate Account VA AA	WRL Freedom Advisor	333-145461

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 2011.

/s/ Karen R. Wright
Karen R. Wright Treasurer and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Executive Vice President of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity—F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
WRL Series Annuity Account B	Janus Annuity	33-63246
Separate Account VA AA	WRL Freedom Advisor	333-145461

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of March, 2011.

/s/ Darryl D. Button
Darryl D. Button Director and Executive Vice President